Supplement dated August 19, 2025 to the Mirova International Megatrends Fund’s Prospectus, and Statement of Additional Information, each dated May 1, 2025, as may be revised or supplemented from time to time.

Mirova International Megatrends Fund

On August 19, 2025, the Mirova International Megatrends Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase.